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                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT


        We consent to the incorporation by reference in this Registration Statement of The Good Guys, Inc. on Form S-8 of our report dated December 5, 2000, appearing in and incorporated by reference in the Annual Report on Form 10-K of The Good Guys, Inc. for the year ended September 30, 2000.



/s/ DELOITTE & TOUCHE LLP
-------------------------
Deloitte & Touche LLP

March 29, 2001